                            SCHEDULE 14A INFORMATION

  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] Confidential, for Use of the
                                          Commission Only
                                             (as permitted by Rule 14a-
                                             6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       ANSWERTHINK CONSULTING GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

                       ANSWERTHINK CONSULTING GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

  2) Aggregate number of securities to which transaction applies:

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11/1/

  4) Proposed maximum aggregate value of transaction:

  5) Total fee paid:

/1/Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1) Amount Previously Paid:

  2) Form, Schedule or Registration Statement No.:

  3) Filing Party:

  4) Date Filed:

Notes:

                      ANSWERTHINK CONSULTING GROUP, INC.
                      1001 Brickell Bay Drive, Suite 3000
                             Miami, Florida 33131

                                                                  April  , 2000

Dear Shareholder:

  You are cordially invited to attend the 2000 Annual Meeting of Shareholders of AnswerThink Consulting Group, Inc. (the "Company") to be held on Wednesday, May 10, 2000 at 11:00 a.m. (local time) at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida.

  At this meeting, you will be asked to vote, in person or by proxy, on the following matters: (i) the election of four Class II directors to the Board of Directors; (ii) the approval of an amendment to the Company's Articles of Incorporation changing the name of the Company to "answerthink, inc."; (iii) the approval of an amendment to the Company's 1998 Stock Option and Incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 10,000,000 to 15,000,000 shares; (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 29, 2000; and (v) any other business as may properly come before the meeting or any postponements or adjournments thereof.

  The matters listed in the Notice of Meeting are described in detail in the accompanying Proxy Statement. Included with these soliciting materials is a proxy card for voting, an envelope, postage prepaid, in which to return your proxy, instructions for voting by telephone or on the Internet and a copy of our Annual Report to Shareholders.

  Regardless of your plans for attending in person, it is important that your shares be represented and voted at the 2000 Annual Meeting. Accordingly, please give careful consideration to the items to be voted upon, complete and sign the proxy card and return it in the envelope provided or vote by telephone or by Internet as instructed on the proxy form as soon as possible.

  We look forward to receiving your vote and seeing you at the meeting.

                                          Sincerely,

                                          Ted. A. Fernandez
                                          Chairman and Chief Executive Officer

                      ANSWERTHINK CONSULTING GROUP, INC.
                      1001 Brickell Bay Drive, Suite 3000
                             Miami, Florida 33131

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 10, 2000

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of AnswerThink Consulting Group, Inc. (the "Company") will be held on Wednesday, May 10, 2000 at 11:00 a.m. (local time) at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida for the following purposes:

  1. To elect four Class II directors to the Board of Directors;

  2. To approve an amendment to the Company's Articles of Incorporation changing the name of the Company to "answerthink, inc.";

  3. To approve an amendment to the Company's 1998 Stock option and incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 10,000,000 to 15,000,000 shares;

  4. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 29, 2000; and

  5. To consider and act upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

  The Board of Directors has fixed the close of business on March 15, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. A list of the Company's shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the Annual Meeting at the Company's offices. All shareholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          John F. Brennan
                                          Secretary

Miami, Florida
April   , 2000

  Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card in the postage prepaid envelope or vote by telephone or through the Internet as instructed on the proxy form. If you sign and return your proxy card without specifying a choice, your shares will be voted in accordance with the recommendations of the Board of Directors. You may, if you wish, revoke your proxy at any time before it is voted by filing with the Secretary of the Company, John F. Brennan, a written revocation or a duly executed proxy bearing a later date, or by attending the special meeting and voting in person. If you submit your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date. The Internet and telephone voting facilities for shareholders of record will close at 12:00 a.m. (E.D.T.) on the morning of the meeting.

                      ANSWERTHINK CONSULTING GROUP, INC.
                      1001 Brickell Bay Drive, Suite 3000
                             Miami, Florida 33131

                                PROXY STATEMENT
                        ANNUAL MEETING OF SHAREHOLDERS
                                 MAY 10, 2000

               SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

  This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are being furnished, on or about April , 2000, to the shareholders of AnswerThink Consulting Group, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the 2000 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Wednesday, May 10, 2000 at 11:00 a.m. (local time) at The Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida, and any postponement or adjournment thereof.

  If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions thereon. EXECUTED BUT UNMARKED PROXIES WILL BE VOTED:

  .  ""FOR'' Proposal 1 to Elect the Board of Directors' Nominees for
     Directors;

  . ""FOR'' Proposal 2 to Approve an Amendment to the Company's Articles of Incorporation Changing the Name of the Company to "answerthink, inc.";

  . ""FOR'' Proposal 3 to approve an amendment to the Company's 1998 Stock option and incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 10,000,000 to 15,000,000 shares; and

  . ""FOR'' Proposal 4 to ratify the Board of Directors' appointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

  If any other matters are properly brought before the Annual Meeting, proxies will be voted in the discretion of the proxy holders. The Company is not aware of any such matters that are proposed to be presented at its Annual Meeting.

  Instead of submitting a signed proxy card, stockholders may submit their proxies by telephone or through the Internet as instructed on the proxy form. Telephone and Internet proxies must be used in conjunction with, and will be subject to, the information and terms contained on the proxy card. These procedures may not be available to stockholders who hold their shares through a broker, nominee, fiduciary or other custodian. If your shares are held in this manner, please check your proxy card or contact your broker, nominee, fiduciary or other custodian to determine whether you will be able to vote by telephone or though the Internet.

  The cost of soliciting proxies in the form enclosed herewith will be borne entirely by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by directors, officers and regular employees of the Company, without extra remuneration, by personal interviews, telephone, telegraph or otherwise. The Company will request persons, firms and corporations holding shares in their name or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in doing so. The Company has also retained Corporate Investor Communications, Inc., or CIC, to aid in the solicitation. For these services, the Company will pay CIC a fee of $8,000.

  The securities that may be voted at the Annual Meeting consist of shares of Common Stock, par value $.001 per share ("Common Stock"), of the Company. Each outstanding share of Common Stock entitles its owner to one vote on each matter as to which a vote is taken at the Annual Meeting. The close of business on March 15, 2000 has been fixed by the Board of Directors as the record date (the "Record Date") for determination of shareholders entitled to vote at the Annual Meeting. On the Record Date, 43,568,820 shares of Common Stock were outstanding and entitled to vote. The presence, in person or by proxy, of at least a majority of the shares of Common Stock issued and outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares can be voted only if the shareholder is present in person or by proxy. Whether or not you plan to attend in person, you are encouraged to sign and return the enclosed proxy card or vote by telephone or through the Internet as instructed on the proxy card.

  Assuming the presence of a quorum at the Annual Meeting, a plurality of the votes present in person or represented by proxy and entitled to vote is required for election of the directors, and a majority of the votes present in person or represented by proxy and entitled to vote is required to approve an amendment to the Company's Articles of Incorporation changing the name of the Company to "answerthink, inc.", to approve an amendment to the Company's 1998 Stock option and incentive Plan increasing the number of shares of Common Stock available for issuance thereunder from 10,000,000 to 15,000,000 shares, and to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 29, 2000. Unless otherwise required by law or the Company's Second Amended and Restated Articles of Incorporation (the "Articles of Incorporation") or the Company's Amended and Restated Bylaws (the "Bylaws"), any other matter put to a shareholder vote will be decided by the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter.

  Abstentions and broker non-votes will be treated as shares that are present, in person or by proxy, and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Because abstentions will be counted for purposes of determining the shares present or represented at the Annual Meeting and entitled to vote, abstentions will have the same effect as a vote "against" Proposals 2, 3 and 4. Abstentions on Proposal 1 will not have any effect on the approval of Proposal 1. Broker non-votes on a particular matter are not deemed to be shares present and entitled to vote on such matter and, assuming presence of a quorum, will not affect whether any proposal is approved at the Annual Meeting.

  The presence of a shareholder at the Annual Meeting will not automatically revoke such shareholder's proxy. Shareholders may, however, revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written notice of revocation, by delivering to the Company a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. If you submit your proxy by telephone or through the Internet, you may also revoke it by submitting a new proxy using the same procedures at a later date.

                               ----------------

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

                               ----------------

                             ELECTION OF DIRECTORS
                                 (Proposal 1)

General

  The Articles of Incorporation provide that the Board of Drirectors shall consist of not fewer than five directors nor more than fifteen directors. The Bylaws provide that the number of directors, within such limits, shall be determined by resolution of the Board of Directors. The Board of Directors currently consists of eleven directorships. One directorship is vacant at this time due to the resignation of Ron Bloom as director, effective January 30, 2000. The directors are divided into three classes, each class serving for a staggered three-year term. Classes II and III contain three directors, while Class I contains four directors. Class I, whose term expires in 2001, consists of Messrs. Fernandez, Montero, Rauner and Wix; Class II, whose term expires at the Annual Meeting, consists of Messrs. Bahash, Frank, Kessinger, and one vacant directorship; and Class III, whose term expires in 2002, consists of Messrs. Miller, Knotts and Keisling. At the Annual Meeting, four directors will be elected to fill positions in Class II. Each of the nominees for Class II, if elected, will serve for terms expiring at the 2003 annual meeting of shareholders.

  Unless otherwise instructed on the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the election as directors of the persons named below as nominees. The Board of Directors believes that all such nominees will stand for election and will serve if elected. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, proxies will be voted by the proxy holders for the election of such other person or persons as the Board of Directors may recommend. Directors are elected by a plurality vote.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                          ITS NOMINEES FOR DIRECTORS.

Information as to the Nominees and Continuing Directors

  The following table sets forth certain information regarding the Board of Directors' nominees for election as directors and those directors who will continue to serve as such after the Annual Meeting.

                                 Age at     Director                                          Term
          Name                April 1, 2000 Since (1) Position(s) Held With the Company      Expires
          ----                ------------- --------- ---------------------------------      -------
Nominees
Robert J. Bahash (3).........       55        1999                                            2000
David N. Dungan..............       46         --     Chief Operating Officer                 2000
Allan R. Frank...............       45        1997    President and Chief Technology Officer  2000
William C. Kessinger (2)(3)..       34        1997                                            2000

Continuing Directors
Edmund R. Miller (2)(3)......       44        1997                                            2002
Ulysses S. Knotts, III.......       44        1997    Chief Sales and Marketing Officer       2002
Jeffrey E. Keisling (3)......       43        1999                                            2002
Ted A. Fernandez.............       43        1997    Chairman and Chief Executive Officer    2001
Fernando Montero (2).........       54        1998                                            2001
Bruce V. Rauner..............       44        1997                                            2001
Alan T.G. Wix (2)............       57        1999                                            2001

--------
(1) The dates shown reflect the year in which these persons were first elected as directors of the Company.
(2) Member of the Audit Committee
(3) Member of the Compensation Committee

  The principal occupations for the past five years or more of the four nominees for directors and the seven directors whose terms of office will continue after the Annual Meeting are set forth below.

Nominees

  Robert J. Bahash was appointed to the Board of Directors during 1999. Mr. Bahash is the Executive Vice President and Chief Financial Officer of The McGraw-Hill Companies ("McGraw-Hill"), and has held that position since 1988. Mr. Bahash joined McGraw-Hill in 1974 and, prior to being elevated to his current position, served in several finance related positions including Senior Vice President, Corporate Financial Operations from 1985 to 1988.

  David N. Dungan is a founder of the Company. He served as a Managing Director until March of 2000 when he was named Chief Operating Officer. Prior to founding the Company, Mr. Dungan served as the National Partner-in-Charge of the World Class Finance Practice of KPMG Peat Marwick LLP's ("KPMG's") Strategic Consulting Practice from May of 1994 to February of 1997. Mr. Dungan joined KPMG in 1984 and, until 1994, held various executive positions with that firm.

  Allan R. Frank is a founder of the Company. He served as Executive Vice President, Chief Technology Officer and Director of the Company from the Company's inception to March 2000 when he was appointed President. Prior to founding the Company, from May 1994 to January 1997, Mr. Frank served as the Chief Technology Officer for KPMG and as the Partner-in-Charge of Enabling Technologies with KPMG's Strategic Services Consulting. Mr. Frank also served on KPMG's Board of Directors from September 1994 to January 1997. Prior to 1994, Mr. Frank held several executive and client service responsibilities with KPMG.

  William C. Kessinger has been a Director of the Company since inception. Mr. Kessinger is a Principal of GTCR Golder Rauner, LLC ("GTCR LLC"). Mr. Kessinger joined GTCR LLC's predecessor entity in May 1995 and became a Principal in September 1997. Mr. Kessinger was a Principal with The Parthenon Group from July 1994 to May 1995. From August 1992 to June 1994, Mr. Kessinger attended and received his MBA from Harvard Business School. Prior to that time, Mr. Kessinger served as an Associate with Prudential Asset Management Asia from August 1988 to June 1992. Mr. Kessinger is also a director of Excaliber, Inc., Global Imaging Systems, Inc., National Equipment Services, Inc., Users, Inc. and National Computer Print, Inc.

Continuing Directors

  Edmund R. Miller is a founder of the Company and has been a Director of the Company since inception. Mr. Miller is President of Miller Capital Management, Inc. ("Miller Capital"), which he founded in June 1996. Mr. Miller is also a Principal of Interprise Technology Partners, L.P., which he founded in 1999. From 1984 through May 1996, Mr. Miller was employed by Goldman, Sachs & Co., serving since 1988 as a Vice President in Private Client Services in the Miami office. Prior to joining Goldman, Sachs & Co., Mr. Miller spent four years as an International Tax Accountant at Price Waterhouse LLP in New York.

  Ulysses S. Knotts, III is a founder of the Company. He served as Executive Vice President of Sales and Marketing and Director of the Company from the inception of the Company until March of 2000 when he was named Chief Sales and Marketing Officer. Prior to founding the Company, Mr. Knotts served as the Partner-in-Charge of Sales and Marketing and Enterprise Integration Services of KPMG's Strategic Services Consulting, the firm's transformation and IT consulting group, from 1995 to January 1997 and as the Partner-in-Charge of Enterprise Package Solutions from 1994 to 1995. Prior to joining KPMG, Mr. Knotts was employed by IBM from 1980 to 1993 where he held various executive positions in the consulting and sales and marketing areas.

  Jeffrey E. Keisling was appointed to the Board of Directors during 1999. Mr. Keisling serves as Senior Vice President and Chief Information Officer of Advanta Corporation ("Advanta"), a position that he has held since December of 1998. Mr. Keisling served as the Vice President and Chief Information Officer of Rhone-Poulenc Rorer Pharmaceuticals from January of 1994 to October of 1998.

  Ted A. Fernandez is a founder of the Company. He has served as Chief Executive Officer and Chairman of its Board of Directors since inception. Mr. Fernandez served as the National Managing Partner of KPMG's Strategic Services Consulting from May 1994 to January 1997. Mr. Fernandez also served as a member of KPMG's Management Committee from May 1995 to January 1997. From 1979 to 1993, Mr. Fernandez held several industry, executive and client service positions with KPMG.

  Fernando Montero has been a Director of the Company since April 1998. Mr. Montero is President of Mentor Capital Corporation, which he founded in January 1998. Mr. Montero has also served as a partner of the Latin America Enterprise Fund since June 1995. From June 1987 through December 1997, Mr. Montero was President of Hanseatic Corporation, a private investment firm. Mr. Montero served as Minister in the Ministry of Energy and Mines of the Republic of Peru from August 1982 through December 1983 and as Deputy Minister from August 1980 through April 1982. From 1969 to 1978, Mr. Montero held a variety of positions with Kuhn Loeb & Co., International Finance Corporation, Inversiones Abancay and Deltec International Group.

  Bruce V. Rauner has been a Director of the Company since its inception. Mr. Rauner serves as Managing Principal of GTCR LLC. Mr. Rauner is also a director of a number of other companies, including Province Healthcare Company, Metamore Worldwide, Inc., Polymer Group, Inc. and Coinmach Corporation and Lason, Inc.

  Alan T.G. Wix was appointed to the Board in 1999. Mr. Wix retired in August 1998 as Managing Director Core IT Development of Lloyds TSB ("Lloyds"), a position he held from January 1993. From April 1990 to January 1993, Mr. Wix held the position of Head of Development at Lloyds. Prior to being elevated to that position, Mr. Wix held a variety of positions within the information systems division of Lloyds.

Other Executive Officers

  The principal occupation during the past five years or more of the Company's other executive officer is set forth below.

  John F. Brennan, age 42, is the Company's Executive Vice President, Chief Financial Officer and Secretary and has served in those capacities since October 1999. Prior to October 1999, Mr. Brennan served as Executive Vice President, Acquisitions and Strategic Planning and Secretary from August 1997 to January 1999 when he was named Chief Administrative Officer. Mr. Brennan was employed by Ryder System, Inc. ("Ryder") as Vice President and Treasurer from June 1996 through August 1997. Mr. Brennan held a variety of accounting and finance positions with Ryder from 1986 through 1996. Prior to joining Ryder, Mr. Brennan was a Manager with Arthur Andersen & Co.

Corporate Governance and Other Matters

  The Board of Directors conducts its business through meetings and through its committees. The Board of Directors acts as a nominating committee for selecting candidates to stand for election as directors. Pursuant to the Bylaws, other candidates may also be nominated by any shareholder, provided such other nomination(s) are submitted in writing to the Secretary of the Company not less than 60 nor more than 90 days prior to the first anniversary of the preceding year's annual meeting of shareholders, together with, among other things, the identity of the nominator and the number of shares of the Company's stock owned, directly and indirectly, by the nominator. No such nominations have been received as of the date hereof in connection with the Annual Meeting.

  The Board of Directors currently has two committees, the Compensation Committee and the Audit Committee. The Compensation Committee is responsible for determining compensation for the Company's executive officers and approving compensation and human resource programs for the Company. The current members of the Compensation Committee are Messrs. Bahash (Chairman), Keisling, Kessinger and Miller. The Audit Committee is responsible for making recommendations concerning the engagement of the firm to be appointed as independent public accountants to audit the Company's financial statements, reviewing the fees, plans and results of such engagement with the independent public accountants, reviewing the independence of the independent public accountants and reviewing the adequacy of the Company's internal accounting controls. The current members of the Audit Committee are Messrs. Montero (Chairman), Kessinger, Miller and Wix.

  During the fiscal year ended December 31, 1999, the Board of Directors held five meetings, the Compensation Committee held five meetings and the Audit Committee held four meetings. During that same time period, no director attended fewer than 75% of the total number of all meetings of the Board of Directors and any committee on which he served.

Director Compensation

  Directors who are officers or employees of the Company or any subsidiary of the Company receive no additional compensation for serving on the Board of Directors or any of its committees. Directors who are not officers or employees of the Company and whose service on the Board commenced after December 31, 1998 receive, upon initial election to the Board, an option to purchase 15,000 shares of Common Stock. Options are exercisable at the fair market value of the Common Stock on the date of the grant. Each option has a term of ten years and option grants vest in five equal installments beginning on the first anniversary of the date of grant. All directors are reimbursed for travel expenses incurred in connection with attending board and committee meetings. Directors are not entitled to additional fees for serving on committees of the Board of Directors.

Executive Compensation And Other Information

  Summary Compensation Table

  The following table summarizes the compensation paid to or earned by the Company's Chief Executive Officer and the four other executive officers of the Company whose salary and bonus for services rendered in all capacities to the Company exceeded $100,000 during the fiscal year ended December 31, 1999 (the "Named Executive Officers"). The information presented for fiscal year 1997 is for the period from April 23, 1997 (inception) to January 2, 1998 (the "Inception Period").

                                                     Long-Term
                                                    Compensation
                                                       Awards
                                                     Securities
    Names and Principal           Annual    Annual   Underlying   All Other
        Position(s)         Year  Salary    Bonus     Options    Compensation
    -------------------     ---- --------- -------- ------------ ------------
Ted A. Fernandez........... 1999 $ 500,000 $    --    100,000      $    --
Chairman and Chief
 Executive Officer          1998   500,000      --        --          3,846(1)
                            1997   375,000      --        --        295,403(1)

Allan R. Frank............. 1999 $ 500,000 $    --     50,000      $    --
President and Chief
 Technology Officer         1998   500,000      --        --          3,846(1)
                            1997   375,000      --        --        307,185(1)

Ulysses S. Knotts, III..... 1999 $ 500,000 $    --     50,000      $    --
Chief Sales and Marketing
 Officer                    1998   500,000      --        --          3,846(1)
                            1997   375,000      --        --        216,185(1)

David N. Dungan............ 1999 $ 500,000 $    --     50,000      $    --
Chief Operating Officer     1998   400,000      --        --          3,077(1)
                            1997   300,000      --        --        258,292(1)

John F. Brennan............ 1999 $ 280,000 $ 40,000    30,000           --
Executive Vice President,
 Chief                      1998   200,000   30,000     5,000         1,539(2)
Financial Officer and
 Secretary                  1997    70,000      --        --            521

--------
(1) Represents cash payments made by the Company to each of Messrs. Fernandez, Frank, Knotts and Dungan relating to obligations assumed by the Company for compensation earned during the period from December 1, 1996 to the date of the Company's inception.
(2) Represents payment that resulted from conversion from semi-monthly to bi-weekly pay frequency which resulted in an additional 16 hours of pay.

  Option Grants In Fiscal Year 1999

  The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the fiscal year ended December 31, 1999. All such grants were made under the Company's 1998 Stock Option and Incentive Plan. The exercise price per share of each option was equal to the fair market value of the common stock on the date of grant as determined by the Board of Directors. Potential realizable values are net of exercise price before taxes and are based on the assumption that the Company's Common Stock appreciates at the annual rate shown, from the date of grant until the expiration of the 5-year or 10-year term. These numbers are calculated based on the requirements of the SEC and do not reflect our estimate of future stock price growth.

                                                                            Potential Realizable
                                                                           Value at Assumed Annual
                                                                            Rates of Stock Price
                                                                           Appreciation for Option
                                        Individual Grants                           Term
                          ------------------------------------------------ -----------------------
                          Number of      Percent of
                          Securities   Total Options  Exercise
                          Underlying     Granted to    of Base
                           Options       Employees      Price   Expiration
      Name                 Granted     in Fiscal Year Per Share    Date        5%          10%
      ----                ----------   -------------- --------- ---------- ----------- -----------
Ted A. Fernandez........   100,000(1)       2.10%      $ 28.00   03/31/09  $ 1,761,000 $ 4,462,000
Allan R. Frank..........    50,000(1)       1.05         28.00   03/31/09      880,500   2,231,000
Ulysses S. Knotts, III..    50,000(1)       1.05         28.00   03/31/09      880,500   2,231,000
David J. Dungan.........    50,000(1)       1.05         28.00   03/31/09      880,500   2,231,000
John F. Brennan.........    30,000(1)        .63         28.00   03/31/09      528,300   1,338,600

--------
(1) The options granted to Messrs. Fernandez, Frank, Knotts, Dungan and Brennan vest and become exercisable 50%, 25% and 25% on the second, third and fourth anniversaries of the grant date, respectively.

  Option Exercises and Fiscal Year-End Values

  The following table sets forth information with respect to the Named Executive Officers concerning the exercise of options during the fiscal year ended December 31, 1999, the number of securities underlying unexercised options at 1999 year-end and the year-end value of all unexercised in-the-money options held by such individuals. The values of unexercised in-the-money options shown below have been calculated on the basis of $34.25 per share, the last reported sales price for our Common Stock on the Nasdaq National Market on December 31, 1999, less the applicable exercise price per share, multiplied by the number of shares underlying those options.

                                                 Number of Securities
                                                      Underlying           Value of Unexercised
                                                  Unexercised Options      In-the-Money Options
                            Shares               at December 31, 1999      at December 31, 1999
                           Acquired    Value   ------------------------- -------------------------
      Name                on Exercise Realized Exercisable Unexercisable Exercisable Unexercisable
      ----                ----------- -------- ----------- ------------- ----------- -------------
Ted A. Fernandez........      --        --         --         100,000       $ --       $ 625,000
Allan R. Frank..........      --        --         --          50,000         --         312,500
Ulysses S. Knotts, III..      --        --         --          50,000         --         312,500
David J. Dungan.........      --        --         --          50,000         --         312,500
John F. Brennan.........      --        --         --          35,000         --         251,250

  Employment Agreements

  Each of Messrs. Fernandez, Frank and Knotts (collectively, the "Senior Executives") entered into an employment agreement with the Company effective as of June 2, 1998 (each, a "Senior Executive Agreement"). Each of the Senior Executive Agreements is for a three-year term (with an automatic renewal for one additional year on the first and each subsequent anniversary thereafter unless either party gives contrary notice) and provides for an annual salary of $500,000 for the applicable Senior Executive, plus a bonus to be determined and paid pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. In the event a Senior Executive is terminated by the Company without "cause" (as defined), or the Senior Executive terminates his employment with "good reason" (as defined), other than in the case of a "change in control" (as discussed below), that Senior Executive will be entitled to severance payments equaling that Senior Executive's annual salary and benefits for a one-year period from the date of termination. The Company will have the option to extend such severance payments for an additional one-year period. In the event the terminated Senior Executive finds new employment, the Company will be able to cease making or reduce the severance payments and benefits. If a Senior Executive's employment is terminated by the Company without cause or by the Senior Executive with good reason, in either case in anticipation of, in connection with or within one year after a "change in control" (as defined) his salary will be continued for two years (without offset for earnings from other employment), his benefits will be continued for two years (subject to cessation if the Senior Executive is entitled to similar benefits from a new employer) and stock options and shares of restricted stock then held by him will become fully vested. Under the terms of the Senior Executive Agreements, each of the Senior Executives agrees to preserve the confidentiality and the proprietary nature of all information relating to the Company and its business. Each Senior Executive Agreement contains certain non-competition and non-solicitation provisions.

  The Senior Executive Agreements replaced the employment provisions contained in, and amended in certain other respects, the Senior Management Agreements entered into by each of the Senior Executives on April 23, 1997 (the "Senior Management Agreements"). The Senior Management Agreements contain provisions affecting 800,000 shares of Common Stock held by each of the Senior Executives (the "Time Vesting Stock"), of which 50% will vest on April 23, 1999, 25% will vest on April 23, 2000 and 25% will vest on April 23, 2001, provided that if a Senior Executive's employment with the Company is terminated by the Company without cause prior to April 23, 2001, then all shares of Time Vesting Stock which have vested up to that date plus one-half of all unvested Time Vesting Stock held by such Senior Executive on such date shall be vested as of the date of such termination.

  David N. Dungan entered into an employment agreement with the Company effective as of July 11, 1997. Mr. Dungan's employment agreement has a three-year term (with an automatic renewal for one additional year thereafter and each subsequent anniversary unless either party gives contrary notice) and provides for an annual salary of $400,000, plus a bonus pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. Mr. Dungan's salary was increased to $500,000 effective January 1, 1999. In the event Mr. Dungan is terminated by the Company without "cause" (as defined) or Mr. Dungan terminates his employment with "good reason" (as defined), Mr. Dungan will be entitled to a severance payment at the rate of his annual salary and benefits for a six-month period from the date of termination, which may be extended at the option of the Company for an additional six-month period. In the event Mr. Dungan finds new employment after termination, the Company may eliminate or reduce such severance payments and benefits. In addition, the Company's employment agreement with Mr. Dungan contains provisions regarding confidentiality, proprietary information and work product, non-competition and non-solicitation. If Mr. Dungan's employment is terminated by the Company without cause or by Mr. Dungan with good reason, in either case in anticipation of, in connection with or within one year after a "change of control" (as defined), his salary will be continued for one year (without offset for earnings from other employment), his benefits will be continued for one year (subject to cessation if Mr. Dungan is entitled to similar benefits from a new employer) and stock options and shares of restricted stock then held by him will become fully vested.

  John F. Brennan entered into an employment agreement with the Company effective as of March 23, 1999. Mr. Brennan's employment agreement has a three-year term (with an automatic renewal for one additional year thereafter and each subsequent anniversary unless either party gives contrary notice) and provides for an annual salary of $250,000, plus a bonus pursuant to a bonus plan to be adopted by the Board of Directors for each fiscal year. In recognition of Mr. Brennan's expanded role as Chief Financial Officer of the Company, his salary was increased to $300,000, effective July 1, 1999. In the event Mr. Brennan is terminated by the Company without "cause" (as defined) or Mr. Brennan terminates his employment with "good reason" (as defined), Mr. Brennan will be entitled to a severance payment at the rate of his annual salary and benefits for a six-month period from the date of termination, which may be extended at the option of the Company for an additional six-month period. In the event Mr. Brennan finds new employment after termination, the Company may eliminate or reduce such severance payments and benefits. In addition, the Company's employment agreement with Mr. Brennan contains provisions regarding confidentiality, proprietary information and work product, non-competition and non-solicitation. If Mr. Brennan's employment is terminated by the Company without cause or by Mr. Brennan with good reason, in either case in anticipation of, in connection with or within one year after a "change of control"

(as defined), his salary will be continued for one year (without offset for earnings from other employment), his benefits will be continued for one year (subject to cessation if Mr. Brennan is entitled to similar benefits from a new employer) and stock options and shares of restricted stock then held by him will become fully vested.

Compensation Committee Interlocks and Insider Participation

  The members of the Compensation Committee of the Board of Directors for the year ended December 31, 1999 were Messrs. Bahash (Chairman), Keisling, Kessinger and Miller. No member of the Compensation Committee is, or has ever been, an officer or employee of the Company. No member of the Compensation Committee serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board of Directors or the Compensation Committee.

  In September 1998, Miller Capital, an entity wholly owned by Mr. Miller, and certain affiliates formed Netera, Inc. ("Netera"), a company engaged in the systems/network integration business in the U.S. market. In connection with the formation of Netera, one of the Company's employees joined Netera as a shareholder and as chief executive officer. The Company owns a 5% fully-diluted equity interest in Netera.

  In March 1999, Netera acquired NetSol International, Inc., a Florida corporation ("NetSol") for $1.9 million. GTCR V, a subsidiary of GTCR LLC, of which Messrs. Kessinger and Rauner are both Principals, owned 33.33% and Messrs. Fernandez, Frank, Knotts and Miller owned 12.59%, 5.03%, 5.03% and 2.52% of NetSol's common stock, respectively. Pursuant to the terms of the acquisition, and as consideration for their NetSol shares, Messrs. Fernandez, Frank and Knotts and GTCR V received shares in Netera and committed to make future capital contributions to Netera and Mr. Miller received cash. Messrs. Fernandez, Frank and Knotts assigned their Netera stock and financing commitment to Interprise Technology Partners, L.P. ("Interprise"), an entity controlled by Mr. Miller, in exchange for an ownership interest in Interprise. After these transactions, Interprise and affiliates of Mr. Miller have an approximately 75% ownership interest in Netera, and GTCR V and its affiliates have an approximately 3.5% ownership interest in Netera.

  The Company is a party to an Alliance Agreement, dated as of December 10, 1997 (the "Alliance Agreement"), by and among the Company and NetSol. Pursuant to the Alliance Agreement, the Company will receive referrals and leads on consulting and other projects from NetSol in both the U.S. and Latin American markets, and provides for certain commission sharing and procurement arrangements. NetSol has provided the Company with such products as computer hardware and telephone systems and related procurement services. For the fiscal year ended December 31, 1999, payments to NetSol for such products and services totaled approximately $731,000. The Company believes that the terms on which such goods and services were acquired are comparable to those that would be obtained from a third-party vendor in arms-length transactions.

  During the fiscal year ended December 31, 1999, McGraw Hill, of which Mr. Bahash is the Executive Vice President and Chief Financial Officer, paid the Company approximately $550,000 for Internet professional services. The Company expects to continue to provide Internet professional services to McGraw Hill. We believe that this transaction was made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties.

Compensation Committee Report on Executive Compensation

  The Compensation Committee of the Board of Directors has prepared the following report on the Company's policies with respect to the compensation of executive officers for 1999.

  The Compensation Committee of the Board of Directors consists of Messrs. Bahash (Chairman), Keisling, Kessinger and Miller. The Compensation Committee is responsible for determining compensation for the Company's executive officers and approving compensation and human resource programs for the Company. The Committee endeavors to meet no less than three times per year to review issues associated with compensation, option awards, human resource policies, personnel recruitment and retention and to consider, amend, or approve the Company's bonus plan and related performance metrics recommended by the Company's Chief Executive Officer.

  The Committee has adopted a performance-based compensation policy for all associates and the Company's executive officers that considers both short-term and long-term business objectives. These two components focus management on increasing the strength of the business and its ability to serve customers with comprehensive, high value services, while building an organization in a deliberate, thoughtful way. The current compensation program applies to all employees of the Company, including its executive officers. The Committee believes that all employees of the Company should have the same opportunity to participate in performance-based compensation.

  The current compensation program includes three components: base salary, performance-based cash bonus awards and performance-based stock option awards. All employees receive a stock option grant upon hire by the Company that varies based on employee level. Additional stock options are granted on an annual basis to those employees who made a substantial contribution to shareholder value during the past year. Options granted prior to October 1, 1999 generally vest at the rate of 50% on the second anniversary of grant and 25% on the third and fourth anniversaries. Options granted on or after October 1, 1999 generally vest at the rate of 25% on the first, second, third and fourth anniversaries of grant. This program encourages all employees to focus on activities that improve shareholder value and enhances employee retention. Cash bonuses are accrued and paid annually pursuant to the Company's bonus plan. The size of the bonus pool at the conclusion of the year is based on the financial results of the Company and partly on other objectives determined by the Company including the generation of new business. Employees participate in the bonus pool based on individual performance.

  Policies Regarding Compensation of Executive Officers

  On an annual basis, the Compensation Committee approves the compensation package for executive officers which includes base salary, performance-based cash bonus awards and performance-based stock option awards. Base salaries are targeted at competitive market levels based on each executive's experience and role in the organization. The Compensation Committee approved the compensation packages for the Company's executive officers for the fiscal year 1999 at its meeting held on February 12, 1999. The Compensation Committee approved the compensation packages for the Company's executive officers for fiscal year 2000 at its meetings held on January 31 and February 17, 2000.

  Chief Executive Officer Compensation

  Mr. Fernandez' compensation, like that of the other executive officers of the Company, is determined in accordance with the policies set forth above. As the Company's Chief Executive Officer, his leadership continues to be a significant factor in the achievement of the Company's goals. Mr. Fernandez has been an exceptionally effective spokesman concerning the Company's strengths and prospects for the future. Further, under Mr. Fernandez' direction, the Company concluded several key acquisitions, including its merger with THINK New Ideas, Inc., that positioned the Company for growth in the near and long term. Mr. Fernandez' salary for 1999 of $500,000 was unchanged from his 1998 salary. Mr. Fernandez received an award of 100,000 options with an exercise price of $28.00 on March 31, 1999. Mr. Fernandez did not receive a cash bonus.

  Compensation Deductibility Policy

  Section 162(m) of the Internal Revenue Code limits tax deductions for compensation paid to the Company's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year to $1 million. There are several exemptions to Section 162(m), including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including shareholder approval. The Committee intends to consider annually whether it should adopt a policy regarding 162(m) and to date has concluded that it is not appropriate to do so. All compensation paid in 1999 and gains from stock options granted in 1999 are expected to be deductible. Given the current compensation philosophy, no executive is expected to earn non-deductible compensation in the near term.

                                          Respectfully submitted,

                                          Compensation Committee

                                          Robert J. Bahash, Chairman
                                          Jeffrey Keisling
                                          William C. Kessinger
                                          Edmund R. Miller

Shareholder Return Performance Presentation

  The following graph shows a comparison of cumulative total returns for an investment in the Common Stock of the Company, the NASDAQ Stock Market Index and the Chase Hambrecht & Quist Information Services Sector--Business and Information Technology Services Index. Although the SEC requires the Company to present such a graph for a five-year period, the Company's Common Stock has been publicly traded only since May 28, 1998 and, as a result, the following graph commences as of such date. This graph is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SEC's proxy rules or to the liabilities of Section 18 of the Exchange Act of 1934, and the graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Securities Act of 1933 or the 1934 Act.

                               [GRAHIC OMITTED]

                                                         CUMULATIVE TOTAL
                                                              RETURN
                                                     -------------------------
                                                     5/28/98  1/1/99  12/31/99
                                                     -------  ------  --------
ANSWERTHINK CONSULTING GROUP, INC.                      100   168.62   214.90
NASDAQ STOCK MARKET (U.S.)                              100   124.26   229.97
HAMBRECHT & QUIST BUSINESS SERVICES SECTOR-
 BUSINESS SERVICES, IT SERVICES INDEX                   100   123.51   166.49

Certain Relationships and Related Transactions

  The Company has adopted a policy requiring that any material transactions between the Company and persons or entities affiliated with officers, directors or principal shareholders of the Company be on terms no less favorable to the Company than reasonably could have been obtained in arms' length transactions with independent third parties.

  For a summary of certain transactions and relationships among the Company and its associated entities, and among the directors, executive officers and shareholders of the Company and its associated entities, see "Compensation Committee Interlocks and Insider Participation."

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. The Company undertakes to file all
Section 16(a) reports on behalf of those persons required to file such reports. The Company believes that during 1999 its executive officers, directors and holders of more than 10% of the Common Stock complied with all
Section 16(a) filing requirements, other than two late Forms 4 filed on behalf Mr. Fernandez, one late Form 4 filed on behalf of Mr. Miller and one late Form 5 filed on behalf of each of Messrs. Brennan, Bahash, Keisling and Wix.

      TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
            CHANGING THE NAME OF THE COMPANY TO "answerthink, inc."

                                 (Proposal 2)

  The new "answerthink" brand was created as part of the Company's recent promotional rebranding campaign. The Board of Directors believes that it is important that the official name of the Company closely resemble the newly branded name that the Company will be using to promote itself and its services in the future. To eliminate any possible confusion between the new brand and the original brand of the Company, on March 28, 2000, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to officially change the name of the Company to "answerthink, inc." At the Annual Meeting, the shareholders of the Company will be asked to consider and vote on the proposed amendment to the Articles of Incorporation to officially change the name of the Company to "answerthink, inc." If the shareholders approve Proposal 2 at the Annual Meeting, the Board of Directors intends to file articles of amendment with the Secretary of State of the State of Florida, in substantially the form as attached hereto as Attachment A, as soon as practicable after the Annual Meeting. If the amendment is not approved by the shareholders, the existing Articles of Incorporation will remain in effect.

  The Board of Directors believes that approval of an amendment to the Company's Articles of Incorporation to officially change the name of the Company to "answerthink, inc." is in the best interests of all shareholders and, accordingly, recommends that the shareholders of the Company adopt Proposal 2. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the proposed amendment to the Company's Articles of Incorporation to officially change the name of the Company to "answerthink, inc." The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required to approve Proposal 2.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                  TO APPROVE THE COMPANY'S 1998 STOCK OPTION

                                 (Proposal 3)

  The Board of Directors believes that the continued growth and success of the Company depends, in large part, upon its ability to attract, retain and motivate key employees. Accordingly, on February 17, 2000, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's 1998 Stock Option and Incentive Plan (the "1998 Plan") to increase the number of shares of Common Stock available for issuance under the 1998 Plan from 10,000,000 shares to 15,000,000 shares. The Board of Directors further directed that the entire 1998 Plan, as so amended, be submitted to the shareholders for approval in order for awards under the plan to qualify under the exception to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), as "qualified performance-based compensation" if the requirements of the exception are otherwise satisfied. At the Annual Meeting, the shareholders of the Company will be asked to consider and vote to approve the 1998 Plan as so amended. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of approving the 1998 Plan as amended. The affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required to approve Proposal 3.

  The purpose of the 1998 Plan is to advance the interests of the Company by providing eligible individuals an opportunity to acquire or increase a proprietary interest in the Company, which thereby will create a stronger incentive to expend maximum effort for the growth and success of the Company and will encourage such eligible individuals to remain in the employ of the Company. The Board of Directors believes that equity awards are important to attract and to encourage the continued employment and service of officers and other key employees by facilitating their purchase of a stock interest in the Company and that approval of the 1998 Plan as amended to increase the aggregate number of shares available thereunder will afford the Company additional flexibility in making awards deemed necessary in the future. This amendment does not alter the considerations of the Compensation Committee with respect to grants under the 1998 Plan. Because the granting of awards is completely within the discretion of the Compensation Committee, it is not possible to determine at this time the awards that may be made to officers or other employees. Of the 10,000,000 shares authorized for issuance under the 1998 Plan, options for the purchase of 6,934,040 shares of Common Stock, net of forfeitures, have been granted since the adoption of the 1998 Plan through March 15, 2000, leaving a balance of 3,065,960 shares of Common Stock reserved for future awards. On April 5, 2000, this closing price of The Company's common stock was $24.75.

  Section 162(m) of the Code generally provides that no federal income tax business expense deduction is allowed for annual compensation in excess of $1 million paid by a publicly traded corporation to its chief executive officer and the four other most highly compensated officers. However, there is no limitation under the Code on the deductibility of "qualified performance-based compensation." To satisfy this definition, (1) the compensation must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (2) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as "outside directors" for purposes of the exception; (3) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the corporation before payment is made; and (4) the compensation committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

  In the case of compensation attributable to stock options, the performance goal requirement is deemed satisfied, and the certification requirement is inapplicable, if (1) the grant or award is made by the compensation committee;
(2) the plan under which the option is granted states the maximum number of shares with respect to which options may be granted to an employee during a specified period; and (3) under the terms of the option, the amount of compensation is based solely on an increase in the value of the stock after the date of grant. Under the Code, a director is an "outside director" if he or she is not a current employee of the corporation; is not a former employee who receives compensation for prior services (other than under a qualified retirement plan); has not been an officer of the corporation; and does not receive, directly or indirectly (including amounts paid to an entity that employs the director or in which the director has at least a 5% ownership interest), remuneration from the corporation in any capacity other than as a director. The regulations provide that the material terms of a performance goal will be approved by stockholders for purposes of the foregoing rules if, in a separate vote, affirmative votes are cast by a majority of the voting shares.

  The following is a summary description of the material provisions of the 1998 Plan. This summary is qualified in its entirety by the complete text of the 1998 Plan, which is included as Attachment B to this Proxy Statement.

Description Of 1998 Stock Option Plan

  The Company's 1998 Plan permits the Board of Directors, or a committee of the Board of Directors, to grant (i) options that are intended to qualify as "incentive stock options" under Section 422 of the Code to employees of the Company, as well as non-qualifying options to employees and to any other individual whose participation in the 1998 Plan is determined to be in the best interests of the Company, (ii) shares of Common Stock, subject to certain restrictions (the "Restricted Common Stock"), to the Company's employees, directors and other representatives and (iii) conditional rights to receive Restricted Common Stock in the future ("Restricted Common Stock Units"). The 1998 Plan, as amended, authorizes the issuance of up to 15,000,000 shares of Common Stock pursuant to options or as Restricted Common Stock or Restricted Common Stock Units, plus shares of Common Stock awarded under any prior stock option plan of the Company that are forfeited or otherwise terminate without the delivery of stock, provided that no more than 5,000,000 shares of Common Stock can be awarded as Restricted Common Stock. During any calendar year, the maximum number of options that may be granted to any one person is 3,000,000 and the maximum number of shares of Restricted Common Stock and Restricted Common Stock Units that may be issued to any one person is 3,000,000. Each one of these limits is subject to anti-dilution adjustments in the event of a stock split, recapitalization or similar transaction.

  The Compensation Committee administers grants of options, which includes establishing the exercise price per share under each option and a vesting schedule for any options to purchase shares of Common Stock. Except as provided by the Board of Directors, the option exercise price per share for stock options granted under the 1998 Plan may not be less than 100% of the fair market value per share of Common Stock on the date of grant of the option (or 110% of the fair market value per share of Common Stock in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). The maximum option term is ten years (or five years in the case of an incentive stock option granted to an optionee beneficially owning more than 10% of the outstanding Common Stock). Options may be exercised at any time after grant, except as otherwise provided in the particular option agreement. There is also a $100,000 limit on the value of shares of Common Stock (determined at the time of grant) covered by incentive stock options that become exercisable by an optionee in any year.

  The Compensation Committee also determines the number of shares, the purchase price per share and a vesting schedule for any shares of Restricted Common Stock or Restricted Common Stock Units that are to be issued under the 1998 Plan. In the event a holder of Restricted Common Stock or Restricted Common Stock Units ceases to be employed by the Company for any reason other than by reason of death or permanent and total disability, the 1998 Plan provides that any unvested Restricted Common Stock or Restricted Common Stock Units held by such person will be forfeited immediately to the Company unless the Board in its discretion determines otherwise.

  Awards granted under the 1998 Plan may vest upon a change of control of the Company unless the awards are not assumed or substituted for. The Board of Directors may amend, subject to shareholder approval to the extent required by the Code, or terminate the 1998 Plan with respect to shares of Common Stock as to which options have not been granted or with respect to shares of Restricted Common Stock or Restricted Common Stock Units which have not been granted.

Federal Income Tax Consequences

  The grant of an option is not a taxable event for the optionee or the Company.

  Incentive Stock Options. An optionee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the optionee holds the shares of Common Stock for at least two years after the date of grant and for one year after the date of exercise (the "holding period requirement"). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

  For the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled, the three-month period is extended to one year. In the case of an employee who dies, the three-month period and the holding period requirement for shares of Common Stock received pursuant to the exercise of the option are waived.

  If all of the requirements for incentive option treatment are met except for the holding period requirement, the optionee will recognize ordinary income upon the disposition of shares of Common Stock received pursuant to the exercise of an incentive stock option in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the option was exercised over the exercise price. The balance of the realized gain, if any, will be taxed at applicable capital gain tax rates. The Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income, subject to Section 162(m) of the Code as summarized below.

  Non-Qualified Options. Upon exercising an option that is not an incentive stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares of Common Stock on the date of exercise. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares of Common Stock (generally, the amount paid for the shares of Common Stock plus the amount treated as ordinary income at the time the option was exercised).

  If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Code, it will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income. Under Section 162(m) of the Code, if the optionee is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1,000,000 for the taxable year. The options are intended to comply with the exception to Section 162(m) for "qualified performance-based compensation."

  Restricted Common Stock. A grantee who is awarded Restricted Common Stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of Common Stock are subject to restrictions (that is, the Restricted Common Stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Common Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Common Stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

  Restricted Common Stock Units. There are no immediate tax consequences of receiving an award of restricted Common Stock units under the 1998 Plan. A grantee who is awarded restricted Common Stock units will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such grantee at the end of the restriction period or, if later, the payment date. The Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

                                 (Proposal 4)

  The independent public accounting firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") has acted as the Company's independent auditors for the fiscal year ended December 31, 1999 and has been selected by the Board of Directors to act as such for the examination of the Company's financial statements for the fiscal year ending December 29, 2000, subject to ratification by the shareholders. Representatives of PricewaterhouseCoopers are expected to be present at the shareholders' meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of ratifying the appointment of PricewaterhouseCoopers to audit the books and accounts of the Company for the fiscal year ending December 29, 2000. An affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting is required to approve Proposal 4.

  In the event the appointment of PricewaterhouseCoopers as independent public auditors for the fiscal year ending December 29, 2000 is not approved by the shareholders, the adverse vote will be considered as a direction to the Board of Directors to consider the selection of other auditors for the following year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, it is contemplated that the appointment for the fiscal year ending December 29, 2000 will be permitted to stand unless the Board finds other good reason for making a change.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                     BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 15, 2000: (i) by each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) by each of the Named Executive Officers; (iii) by each director and nominee of the Company; and (iv) by all of the Company's directors and executive officers as a group.

                                                       Amount and
                                                        Nature of
                                                       Beneficial   Percent of
Name of Beneficial Owner                              Ownership (1) Class (1)
------------------------                              ------------- ----------
Ted A. Fernandez (2)(3)..............................     100,000         *%
Allan R. Frank (2)...................................   1,466,666       3.4
Ulysses S. Knotts, III (2)(4)........................   1,466,666       3.4
David N. Dungan (2)(5)...............................   1,243,066       2.9
Bruce Rauner (6)(7)..................................   4,190,931       9.6
William C. Kessinger (6)(8)..........................   4,188,254       9.6
Fernando Montero (2)(9)..............................   1,113,311       2.6
John F. Brennan (2)..................................     140,618         *
Alan T.G. Wix (13)(15)...............................       4,000         *
Jeffrey E. Keisling (14)(15).........................       3,200         *
Robert J. Bahash (10)(15)............................      10,400         *
Golder, Thomas, Cressey, Rauner Fund V, LP and
 certain affiliates (6)(11)..........................   4,190,931       9.6
Edmund R. Miller (2)(12).............................     520,329       1.2
All directors and executive officers as a group (12
 persons)............................................  10,545,190      24.2

--------
 * Represents less than 1%.

(1) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable, and except as indicated in the other footnotes to this table. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission ("SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options or warrants held by that person that are currently exercisable, or exercisable within 60 days after March 15, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) The address for each of Messrs. Brennan, Dungan, Fernandez, Frank, Knotts, Miller and Montero is 1001 Brickell Bay Drive, Suite 3000, Miami, Florida 33131.

(3) Does not include 1,366,670 shares held through the Aurelio E. Fernandez Trustee of the Ted A. Fernandez Flint Trust. Includes 50,000 shares held through each of the Ted A. Fernandez, Jr. Irrevocable Trust (1998) and the Christina Marie Fernandez Irrevocable Trust (1998).

(4) Includes 50,000 shares held through the Ulysses Knotts Irrevocable Trust.

(5) Includes 189,850 shares held through the DND Family Limited Partnership and 2,600 shares held for Mr. Dungan's minor children in Uniform Gift to Minor accounts.

(6) The address of each of Messrs. Rauner, Kessinger and Golder, Thoma, Cressey, Rauner Fund V, LP and its affiliates is 6100 Sears Tower, Chicago, Illinois 60606.

(7) Includes 4,188,254 shares owned by Golder, Thoma, Cressey, Rauner Fund V, L.P. and certain of its affiliates, as described in footnote (11), for which Mr. Rauner disclaims beneficial ownership except to the extent of his proportionate ownership interest therein.

(8) Includes 4,188,254 shares owned by Golder, Thoma, Cressey, Rauner Fund V, L.P. and certain of its affiliates, as described in footnote (11), for which Mr. Kessinger disclaims beneficial ownership except to the extent of his proportionate ownership interest therein.

(9) Includes (i) 204,000 shares held by Mr. Montero and his wife as joint tenants and (ii) 909,311 shares held by five entities whose investments are managed by affiliates of Mr. Montero. Mr. Montero disclaims beneficial ownership of the shares owned by these five entities.

(10) The address of Mr. Bahash is 1221 Avenue of the Americas, 49th Floor, New York, New York 10020.

(11) Golder, Thoma, Cressey, Rauner Fund V, L.P. ("GTCR V") owns 4,180,956 shares. GTCR Associates V, a partnership affiliated with GTCR V, owns 7,298 shares. Messrs. Rauner and Kessinger are principals in Golder, Thoma, Cressey, Rauner, Inc., which is the general partner of each of GTCR V and GTCR Associates V. Messrs. Rauner and Kessinger disclaim the beneficial ownership of the shares held by such entities except to the extent of his proportionate ownership interests therein.

(12) Does not include 1,280,000 shares held through the George E. Miller Trustee of the Edmund R. Miller Flint Trust. Mr. Miller disclaims beneficial ownership of these shares. Includes 200,000 shares held directly by Miller Capital, which is wholly owned by Mr. Miller.

(13) The address of Mr. Wix is 99 Merewood Road, Barnehurst, Kent, England DA7 6PH.

(14) The address of Mr. Keisling is Welsh and McKean Road, Springhouse, PA
     19477.

(15) Includes 3,000 vested options to purchase Company Common Stock granted pursuant to the Company's outside director compensation program.

                  DATE OF SUBMISSION OF SHAREHOLDER PROPOSALS
                       TO BE INCLUDED IN PROXY MATERIALS

  All shareholder proposals intended to be presented at the 2001 Annual Meeting of the Company must be received by the Company no later than December
 , 2000 and must otherwise comply with the rules of the Securities Exchange Commission for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

  All proposals intended to be presented at the 2000 Annual Meeting of the Company, which are not sought to be included in the proxy statement, must have been received by the Company no later than March 11, 2000.

                        OTHER BUSINESS TO BE TRANSACTED

  As of the date of this Proxy Statement, the Board of Directors knows of no other matters which may come before the Annual Meeting. However, if any other matters properly come before the meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                          By Order of the Board of Directors

                                          John F. Brennan
                                          Secretary

  A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1999 accompanies this Proxy Statement. The Company is required to file an Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission. Shareholders may obtain, free of charge, a copy of the Company's 1999 Annual Report on Form 10-K (without exhibits) by writing to AnswerThink Consulting Group, Inc., Attention:
Investor Relations, 1001 Brickell Bay Drive, Suite 3000, Miami, Florida 33131. The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee.

                                                                   Attachment A

                         FORM OF ARTICLES OF AMENDMENT
                                    OF THE
             SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      OF
                      ANSWERTHINK CONSULTING GROUP, INC.

  AnswerThink Consulting Group, Inc., a corporation organized and existing under the laws of the State of Florida (the "Corporation"), hereby certifies as follows:

  FIRST: That at a meeting of the Board of Directors of the Corporation held on March 28, 2000, a resolution was duly adopted proposing to amend the Articles of Incorporation of this Corporation, declaring said amendment to be advisable and in the best interests of this Corporation and it stockholders, and authorizing the appropriate officers of this Corporation to solicit the consent of the shareholders therefor, which resolutions setting forth the proposed amendment is as follows:

  "NOW, THEREFORE, BE IT RESOLVED, that the amendment to the Articles of Incorporation of the Company to officially change the name of the Company to "answerthink, inc." is hereby authorized, adopted and approved."

  SECOND: The foregoing amendment to the Certificate of Incorporation was approved at the Corporation's Annual Meeting of Shareholders held on May 10, 2000 by the holders of at least a majority of the outstanding stock entitled to vote thereon.

  THIRD: The foregoing amendment to the Articles of Incorporation was duly adopted and approved in accordance with the requirements of Section 607.1003 of the Florida Business Corporation Act.

  IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment
to be executed by its duly authorized officer, as of the    day of May, 2000.

                                          ANSWERTHINK CONSULTING GROUP, INC.

                                          By:__________________________________
                                             Ted A. Fernandez
                                             Chairman and Chief Executive
                                             Officer

ATTEST:

By:______________________________
   John F. Brennan
   Executive Vice President,
   Chief Financial Officer and
   Secretary

                                                                   Attachment B

                      ANSWERTHINK CONSULTING GROUP, INC.

                     1998 STOCK OPTION AND INCENTIVE PLAN

  AnswerThink Consulting Group, Inc., a Florida corporation (the "Company"), sets forth herein the terms of its 1998 Stock Option and Incentive Plan (the "Plan") as follows:

1. Purpose

  The Plan is intended to enhance the Company's ability to attract and retain highly qualified officers, key employees, outside directors and other persons, and to motivate such officers, key employees, outside directors and other persons to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees, outside directors and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, restricted stock and restricted stock units in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein, except that stock options granted to outside directors shall in all cases be non-qualified stock options.

2. Definitions

  For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

    2.1 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that controls, is controlled by or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act.

    2.2 "Award Agreement" means the stock option agreement, restricted stock agreement, restricted stock unit agreement or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

    2.3 "Beneficial Owner" means a beneficial owner within the meaning of Rule 13d-3 under the Exchange Act.

    2.4 "Benefit Arrangement" shall have the meaning set forth in Section 13 hereof.

    2.5 "Board" means the Board of Directors of the Company.

    2.6 "Change of Control" means (A) any Person, other than any Person who is a Beneficial Owner of the Company's securities before the Effective Date, becomes, after the Effective Date, the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities; (B) during any two-year period, individuals who at the beginning of such period constitute the Board (including, for this purpose, any director who after the beginning of such period filled a vacancy on the Board caused by the resignation, mandatory retirement, death, or disability of a director and whose election or appointment was approved by a vote of at least two-thirds of the directors then in office who were directors at the beginning of such period) cease for any reason to constitute a majority thereof; (C) notwithstanding clauses (A) or (E) of this paragraph, the Company consummates a merger or consolidation of the Company with or into another corporation, the result of which is that the Persons who were stockholders of the Company at the time of the execution of the agreement to merge or consolidate own less than 80% of the total equity of the corporation surviving or resulting from the merger or consolidation or of a corporation owning, directly or indirectly, 100% of the total equity of such surviving or resulting corporation; or (D) the sale in one or a series of transactions of all or substantially all of the assets of the Company; (E) any Person has commenced a tender or exchange offer, or entered into an agreement or received an option to acquire beneficial ownership of 40% or more of the total number of voting shares of the Company, unless the Board has made a determination that such action does not constitute and will not constitute a material change in the Persons having control of the Company; or (F) there is a change of control in the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act other than in circumstances specifically covered by clauses (A) through (E) above.

    2.7 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

    2.8 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate of the Company.

    2.9 "Company" means AnswerThink Consulting Group, Inc.

    2.10 "Effective Date" means April 23, 1998, the date on which the Plan was adopted by the Board.

    2.11 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

    2.12 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on the NASDAQ National Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

    2.13 "Grant" means an award of an Option, Restricted Stock or Restricted Stock Units under the Plan.

    2.14 "Grant Date" means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of such Grant first becomes eligible to receive a Grant under Section 0, hereof, or (iii) such other date as may be specified by the Board or such Committee.

    2.15 "Grantee" means a person who receives or holds an Option, Restricted Stock or Restricted Stock Units under the Plan.

    2.16 "Immediate Family Members" means the spouse, children and grandchildren of the Grantee.

    2.17 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

    2.18 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

    2.19 "Option Period" means the period during which Options may be exercised as set forth in Section 10 hereof.

    2.20 "Option Price" means the purchase price for each share of Stock subject to an Option.

    2.21 "Other Agreement" shall have the meaning set forth in Section 13 hereof.

    2.22 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

    2.23 "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

    2.24 "Plan" means this AnswerThink Consulting Group, Inc. 1998 Stock Option and Incentive Plan.

    2.25 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

    2.26 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

    2.27 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

    2.28 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

    2.29 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

    2.30 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

    2.31 "Stock" means the common stock, par value $0.01 per share, of the Company.

    2.32 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

    2.33 "Termination Date" shall be the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

3. Administration of the Plan

  3.1 Board.

  The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant or any Award Agreement shall be final and conclusive. As permitted by law, the Board may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

  3.2 Committee.

  The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. As permitted by law, the Committee may delegate its authority under the Plan to a member of the Board of Directors or an executive officer of the Company.

  3.3 Grants.

  Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any subsequent Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such new Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made.

  3.4 No Liability.

  No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

  3.5 Applicability of Rule 16b-3

  Those provisions of the Plan that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

4. Stock Subject to the Plan

  Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be (i) 10,000,000, no more than 5,000,000 of which may be issued pursuant to awards of Restricted Stock or Restricted Stock Units and (ii) any shares of Stock that are represented by awards previously granted by the Company, including awards granted under the AnswerThink Consulting Group, Inc. 1997 Stock Option Plan and the AnswerThink Consulting Group, Inc. Restricted Stock Plan as of the Effective Date (the "Prior Plans"). Notwithstanding the foregoing, subject to
Section 16 hereof, the maximum aggregate number of shares of Stock available for grants of Incentive Stock Options shall be 10,000,000. All stock options previously granted by the Company shall be deemed to be grants of Options pursuant to the Plan. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant, including Grants made prior to the Effective Date, are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5. Effective Date and Term of the Plan

  5.1 Effective Date.

  The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by a majority of the votes cast on the proposal at a meeting of shareholders, provided that the total votes cast represent a majority of all shares entitled to vote or by the written consent of the holders of a majority of the Company's shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Effective Date. If the shareholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

  5.2 Term.

  The Plan has no termination date; however, no Incentive Stock Option may be granted under the Plan on or after the tenth anniversary of the Effective Date.

6. Option Grants

  6.1 Company or Subsidiary Employees.

  Grants (including Grants of Incentive Stock Options) may be made under the Plan to any employee of, or Service Provider or employee of a Service Provider providing, or who has provided, services to, the Company or of any Subsidiary, including any such employee who is an officer or director of the Company or of any Subsidiary, as the Board shall determine and designate from time to time.

  6.2 Successive Grants.

  An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7. Limitations on Grants

  7.1 Limitation on Shares of Stock Subject to Grants.

  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, no person eligible for a Grant under
Section 6 hereof may be awarded Options in any calendar year exercisable for granter than 3,000,000 shares of Stock (subject to adjustment as provided in Section 0 hereof). During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act , the maximum number of shares of Restricted Stock that can be awarded under the Plan (including for this purpose any shares of Stock represented by Restricted Stock Units) to any person eligible for a Grant under Section 6 hereof is 3,000,000 per calendar year (subject to adjustment as provided in Section 0 hereof).

  7.2 Limitations on Incentive Stock Options.

  An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company;
(ii) to the extent specifically provided in the related Award Agreement; and
(iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8. Award Agreement

  Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. Option Price

  The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be no lower than the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10. Vesting, Term and Exercise of Options

  10.1 Vesting and Option Period.

  Subject to Sections 10.2 and 16.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the "Option Period" with respect to such Option.

  10.2 Term.

  Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

  10.3 Acceleration.

  Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided in Section 5.1 hereof.

  10.4 Termination of Employment or Other Relationship.

  Upon the termination of a Grantee's employment or other relationship with the Company other than by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of
Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee's termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is no a Saturday, Sunday or holiday), unless the Board, in its discretion, extends the period during which the Option may be exercised (which period may not be extended beyond the original term of the Option). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside director of the Company. Whether of termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  10.5 Rights in the Event of Death.

  If a Grantee dies while employed by or providing services to the Company, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee's estate shall have the right, at any time within one year after the date of such Grantee's death (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period) and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee's death.

  10.6 Rights in the Event of Disability.

  If a Grantee's employment or other relationship with the Company is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Options shall continue to vest, and shall be exercisable to the extent that they are vested, for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to earlier termination of the Option as provided in Section 10.2 above. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  10.7 Limitations on Exercise of Option.

  Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

  10.8 Method of Exercise.

  An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and
(ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in
(i) and (ii). The Board may provide, by inclusion of appropriate language in an Award Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

  10.9 Delivery of Stock Certificates.

  Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

11. Transferability of Options

  11.1 General Rule

  Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

  11.2 Family Transfers.

  If authorized in the applicable Award Agreement, a Grantee may transfer all or part of an Option that is not an Incentive Stock Option to (i) any Immediate Family Member, (ii) a trust or trusts for the exclusive benefit of any Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, and (y) subsequent transfers of transferred Options are prohibited except those in accordance with this Section 11.2 or by will or the laws of descent and distribution. Following transfer, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term "Grantee" shall be deemed to refer the transferee. The events of termination of the employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5 or 10.6.

12. Restricted Stock

  12.1 Grant of Restricted Stock or Restricted Stock Units.

  The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

  12.2 Restrictions.

  At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the second sentence of this
Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

  12.3 Restricted Stock Certificates.

  The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse.

  12.4 Rights of Holders of Restricted Stock.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

  12.5 Rights of Holders of Restricted Stock Units.

  Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

  12.6 Termination of Employment or Other Relationship.

  Upon the termination of the employment of a Grantee with the Company or a Service Provider or of a Service Provider's relationship with the Company, in either case other than, in the case of individuals, by reason of death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, unless the Board, in its discretion, determines otherwise. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a leave of absence or leave on military or government service shall constitute a termination of employment or other relationship for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter employed with the Company or any other Service Provider, or is engaged as a Service Provider or an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

  12.7 Rights in the Event of Death.

  If a Grantee dies while employed by the Company or a Service Provider, or while serving as a Service Provider, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee's estate.

  12.8 Rights in the Event of Disability.

  If a Grantee's employment or other relationship with the Company or a Service Provider, or while serving as a Service Provider, is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee's Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service (or such longer period as the Board, in its discretion, may determine prior to the expiration of such one-year period), subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

  12.9 Delivery of Stock and Payment Therefor.

  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

13. Parachute Limitations

  Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

14. Requirements of Law

  14.1 General.

  The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

  14.2 Rule 16b-3.

  During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15. Amendment and Termination of the Plan

  The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of the Grantee taking actions in "competition with the Company," as defined in the applicable Award Agreement. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate and is terminated "for cause" as defined in the applicable Award Agreement. Except as permitted under this
Section 15 or Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

16. Effect of Changes in Capitalization

  16.1 Changes in Stock.

  If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

  16.2 Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

  Subject to Section 16.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

  16.3 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control

  Subject to the exceptions set forth in the last sentence of this Section 16.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of the Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders. This Section 16.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the continuation of the Plan or the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 16.3 subject to Section 0.

  16.4 Adjustments.

  Adjustments under this Section 16 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

  16.5 No Limitations on Company.

  The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17. Disclaimer of Rights

  No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or a Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

18. Nonexclusivity of the Plan

  Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19. Withholding Taxes

  The Company or a Subsidiary, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Subsidiary, as the case may be, any amount that the Company or the Subsidiary may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Subsidiary, which may be withheld by the Company or the Subsidiary, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Subsidiary to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Subsidiary shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Subsidiary as of the date that the amount of tax to be withheld is to

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be determined. A Grantee who has made an election pursuant to this Section 19 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

20. Captions

  The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

21. Other Provisions

  Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

22. Number and Gender

  With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

23. Severability

  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

24. Pooling

  Notwithstanding anything in the Plan to the contrary, if any right under or feature of the Plan would cause to be ineligible for pooling of interest accounting a transaction that would, but for the right or feature hereunder, be eligible for such accounting treatment, the Board may modify or adjust the right or feature so that the transaction will be eligible for pooling of interest accounting. Such modification or adjustment may include payment of cash or issuance to a Grantee of Stock having a Fair Market Value equal to the cash value of such right or feature.

25. Governing Law

  The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Florida.

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             AMENDMENT TO 1998 STOCK OPTION AND INCENTIVE PLAN OF
                      ANSWERTHINK CONSULTING GROUP, INC.

  AnswerThink Consulting Group, Inc. 1998 Stock Option and Incentive Plan (the "Plan") is hereby amended as set forth below:

    1. Section 4 of the Plan is hereby amended by deleting the first two sentences thereof and substituting the following therefor:

      "Subject to adjustment as provided in Section 16 hereof, the number of shares of Stock available for issuance under the Plan shall be (i) 15,000,000, no more than 5,000,000 of which may be issued pursuant to awards of Restricted Stock or Restricted Stock Units and (ii) any shares of Stock that are represented by awards previously granted by the Company, including awards granted under the AnswerThink Consulting Group, Inc. 1997 Stock Option Plan and the AnswerThink Consulting Group, Inc. Restricted Stock Plan as of the Effective Date (the "Prior Plans"). Notwithstanding the foregoing, subject to Section 16 hereof, the maximum aggregate number of shares of Stock available for grants of Incentive Stock Options shall be 15,000,000."

    2. In all other respects, the Plan shall remain in full force and effect.

  Adopted by the Board of Directors on February 17, 2000.

  Presented to the Shareholders for their approval on May 10, 2000.

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